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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        May 20, 1997


                     Commodore Environmental Services, Inc.
             (Exact name of registrant as specified in its charter)




Delaware                                  0-10054              87-0275043
(State or other jurisdiction            (Commission         (I.R.S. Employer
of incorporation)                       File Number)        Identification No.)


150 East 58th Street
New York, New York                                               10155
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800


 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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                         AMENDMENT NO. 1 ON FORM 8-K/A-1

                                       TO

                           CURRENT REPORT ON FORM 8-K

                     COMMODORE ENVIRONMENTAL SERVICES, INC.

                                  May 20, 1997


Item 5.  Other Events.

SALE OF SERIES D PREFERRED STOCK BY ENVIRONMENTAL

         On May 20, 1997, pursuant to 7% Preferred Stock Purchase Agreements (the "Series D Purchase Agreements"), the Company completed the sale to three investors, for an aggregate purchase price of $6,000,000, of (i) 60,000 shares of newly-created Series D Preferred Stock, par value $.01 per share (the "Series D Preferred Stock"), and (ii) five-year common stock purchase warrants (the "Warrants:) entitling the holders to purchase from the Company an aggregate of 600,000 shares of common stock, par value $.001 per share (the "Applied Common Stock"), of the Company's 67.2%-owned subsidiary Commodore Applied Technologies, Inc. ("Applied"). In connection with an August 18, 1997 amendment to the May 20, 1997 Series D Purchase Agreements, Warrants entitling the holders to purchase from the Company an additional 150,000 shares of Applied Common Stock were issued to the investors.

         On August 14, 1997, the Company completed the sale to three additional investors, for an aggregate purchase price of $2,800,000, of (i) 28,000 additional shares of Series D Preferred Stock, and (ii) Warrants entitling the holders to purchase from the Company an additional 425,000 shares of Applied Common Stock.

         The Series D Preferred Stock has a liquidation preference of $100 per share (plus accumulated and unpaid dividends) and pays a 7% per-annum cumulative dividend, payable, at the Company's option, at the time of conversion in cash or shares of Applied Common Stock which is owned by the Company, at the Conversion Price (as defined). The Company currently owns 14,958,401 shares of Applied Common Stock and will reserve from such holdings a sufficient number of shares of Applied Common Stock to permit the conversion in full of the outstanding Series D Preferred Stock. The Series D Preferred Stock ranks: (i) prior to the Company's common stock, par value $.01 per share; (ii) pari passu with the Company's Series B and Series C Preferred Stock; (iii) junior to the Company's Series AA Preferred Stock; and (iv) prior to any other class or series of capital stock of the Company created after May 16, 1997 (unless it specifically, by its terms, ranks on parity with the Series D Preferred Stock), in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

         The holders of Series D Preferred Stock have no voting rights, except with respect to any amendment to the Company's certificate of incorporation that would have an adverse effect on the Series D Preferred Stock or as otherwise provided by the General Corporation Law of the State of Delaware.

         The Series D Preferred Stock may be converted by the holders at any time or from time to time at the Conversion Price (as defined). However, each holder of Series D Preferred Stock may not convert more than 20% of its shares of Series D Preferred Stock in any one month, subject to the right to accumulate conversions so that any shares of Series D Preferred Stock not converted in any one calendar month may be accumulated with the number of convertible shares of Series D Preferred Stock in the next calendar month.

         The Series D Preferred Stock is convertible by the holders into that number of shares of Applied Common Stock equal to the Liquidation Preference divided by the Conversion Price. The Conversion Price is defined to


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mean an amount equal to a 15% discount from the lower of (i) the average of the low prices, or (ii) the average of the closing bid prices of Applied Common Stock as reported by Bloomberg, L.P. ("Bloomberg") for the previous five business days ending on the day before the Conversion Date (as defined) (the "Average Closing Bid Price"). The Conversion Price will be equal to certain amounts set forth in the Certificate of Designation for the Series D Preferred Stock if the Average Closing Bid Price of Applied Common Stock, as reported by Bloomberg, for any consecutive 30 days is equal to or less than $2.00; provided, however, that in no event will the Conversion Price be less than $1.50. In the event that Applied Common Stock is not traded on the American Stock Exchange ("AMEX") the Average Closing Bid Price will be based on the average closing bid price (or, if not available, the mean of the high and low price) of such Applied Common Stock on the over-the-counter market or the principal national securities exchange or the Nasdaq National Market or Nasdaq SmallCap Market system on which such Applied Common Stock then trades.

         The Warrants entitle the registered holders thereof to purchase an aggregate of 1,175,000 shares of Applied Common Stock owned by the Company. The Warrants to purchase an aggregate of 750,000 shares of Applied Common Stock issued to the investors in connection with the May 20, 1997 sale, as amended, are exercisable at an initial exercise price equal to $7.14 per share. The Warrants to purchase 425,000 shares of Applied Common Stock issued to investors in connection with the August 14, 1997 sale transaction are exercisable at an initial exercise price of $5.15 per share. Such exercise prices are (in addition to customary anti-dilution adjustments) subject to reset on August 18, 1998 to an exercise price equal to the lesser of (i) the exercise price in effect immediately prior to August 18, 1998, or (ii) 110% of the closing bid price of Applied Common Stock on August 17, 1998. In addition, if Applied Common Stock trades at less than 50% of the August 17, 1998 closing bid price for any 10 consecutive trading days, the exercise price is subject to further reset (on one occasion only) to 50% of such August 17, 1998 closing bid price. The above reset provisions terminate in the event that Applied Common Stock trades at $10.00 or more at any time after 90 days from the date a registration statement registering such Applied Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), becomes effective.

         The Company has agreed to pay certain penalties to the holders of the Series D Preferred Stock and the Warrants in the event that Applied shall fail by certain specified dates to cause to become effective under the Securities Act a registration statement on Form S-3, or other applicable form of registration statement, covering all shares of Applied Common Stock issuable upon conversion of the Series D Preferred Stock and exercise of the Warrants. Upon the effectiveness of such registration statement, no such penalties are payable by the Company.

         The transactions described above were deemed exempt from registration under the Securities Act, as transactions by an issuer not involving any public offering. The recipients of the Series D Preferred Stock and the Warrants in connection with the foregoing transactions represented their intentions to acquire such securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were contained in the Warrants and affixed to the share certificates representing the Series D Preferred Stock. The Company engaged Avalon Research Group, Inc. as a finder in connection with the sale of the Series D Preferred Stock and the Warrants. Such firm received fees aggregating $792,000 and together with other transaction costs of approximately $176,000, the Company received net proceeds of approximately $7.8 million from the sale of the Series D Preferred Stock and Warrants. In addition to its commissions, affiliates of Avalon Research Group, Inc. received five-year Company warrants entitling the holders to purchase an aggregate of 75,000 shares of Applied Common Stock at exercise prices of $7.14 as to 60,000 warrants and $5.15 as to 15,000 warrants.

          On September 29, 1997, two investors elected to convert 20% of their Series D Preferred Stock into Applied Common Stock. Such conversion resulted in the transfer by Enviornmental of 41,599 shares of its Applied Common Stock to such investors.

          If conversion of all of the remaining shares of Series D Preferred Stock were to occur at the lowest possible Conversion Price, the 86,400 shares of Series D Preferred Stock would represent approximately 5,760,000 of the 14,958,401 shares of Applied Common Stock currently owned by the Company, but would not represent any increase in the number of outstanding shares of Applied Common Stock.

LOAN TO COMMODORE APPLIED TECHNOLOGIES, INC.

          On August 22, 1997, the Company agreed to provide Applied with a $4,000,000 loan. The loan was funded to Applied on September 23, 1997. The loan was evidenced by Applied's 8% note due August 31, 2002. The Company has the right at any time to convert the note into shares of Applied Common Stock at a conversion price of $3.89 per share (one full share of Applied Common Stock for each $3.89 principal amount of the note so converted). Such conversion price was fixed at approximately 85% of the five day average closing bid price of Applied Common Stock ($4.575 per share) as traded on AMEX for the five

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trading days prior to August 22, 1997; the date that the executive committees of the respective boards of directors of each of the Company and Applied authorized such loan. The conversion price is also subject to adjustment to protect the holder of the note against dilution.

          In consideration of the $4,000,000 loan, Applied issued to the Company a warrant expiring August 31, 2002 entitling the Company to purchase 1,000,000 shares of additional Applied Common Stock at an exercise price of $5.0325 per share (approximately 110% of the five day average closing bid price of Applied Common Stock ($4.575 per share) as traded on the AMEX for the five trading days prior to August 22, 1997).

          The information set forth above is qualified in its entirety by reference to: (a) Form of 7% Preferred Stock Securities Purchase Agreement, dated May 20, 1997, among the Company, Applied and Okemo Partners Limited, incorporated herein by reference as Exhibit 4.1; (b) Form of 7% Preferred Stock Securities Purchase Agreement, dated May 20, 1997, among the Company, Applied and American Investment Group of New York, L.P., incorporated herein by reference as Exhibit 4.2; (c ) Form of 7% Preferred Stock Securities Purchase Agreement, dated May 20, 1997, among the Company, Applied and Milton Partners, incorporated herein by reference as Exhibit 4.3; (d) Form of Common Stock Purchase Warrant to purchase 200,000 shares of Applied Common Stock issued to Milton Partners, incorporated herein by reference as Exhibit 4.4; (e) Form of Common Stock Purchase Warrant to purchase 100,000 shares of Applied Common Stock issued to Okemo Partners Limited, incorporated herein by reference as Exhibit 4.5; (f) Form of Common Stock Purchase Warrant to purchase 300,000 shares of Applied Common Stock issued to American Investment Group of New York, L.P., incorporated herein by reference as Exhibit 4.6; (g) Certificate of Designations of Series D Preferred Stock, incorporated herein by reference as Exhibit 4.7;
(h) Amendment No. 1, dated August 18, 1997, to 7% Preferred Stock Securities Purchase Agreement, dated May 20, 1997, a copy of which is attached hereto as
Exhibit 4.8; (i) 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Elara Ltd., a copy of which is attached hereto as Exhibit 4.9; (j) Amendment No. 1, dated August 20, 1997, to 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Elara Ltd., a copy of which is attached hereto as Exhibit 4.10; (k) 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Porter Partners, L.P., a copy of which is attached hereto as Exhibit 4.11; (l) Amendment No. 1, dated August 20, 1997, to 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Porter Partners, L.P., a copy of which is attached hereto as Exhibit 4.12; (m) 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and EDJ Limited, a copy of which is attached hereto as Exhibit 4.13; (n) Amendment No. 1, dated August 20, 1997, to 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and EDJ Limited, a copy of which is attached hereto as Exhibit 4.14; (o) Common Stock Purchase Warrant to purchase 325,000 shares of Applied Common Stock issued to Elara Ltd., a copy of which is attached hereto as Exhibit 4.15; (p) Common Stock Purchase Warrant to purchase 50,000 shares of Applied Common Stock issued to Porter Partners Ltd., a copy of which is attached hereto as Exhibit 4.16; (q) Common Stock Purchase Warrant to purchase 12,500 shares of Applied Common Stock issued to EDJ Limited, a copy of which is attached hereto as Exhibit 4.17; (r ) Amendment to the Company's Certificate of Incorporation and Amended and Restated Certificate of Designations for Series D Preferred Stock, a copy of which is attached hereto as
Exhibit 4.18; (s) Common Stock Purchase Warrant to purchase 50,000 shares of Applied Common Stock issued to Milton Partners, a copy of which is attached hereto as Exhibit 4.19; (t) Common Stock Purchase Warrant to purchase 25,000 shares of Applied Common Stock issued to Okemo Partners Limited, a copy of which is attached hereto as Exhibit 4.20; (u) Common Stock Purchase Warrant to purchase 75,000 shares of Applied Common Stock issued to American Investment Group of New York, L.P., a copy of which is attached hereto as Exhibit 4.21; (v) $4,000,000 convertible note of Applied payable to the Company, a copy of which is attached hereto as Exhibit 4.22; (w) Common Stock Purchase Warrant to purchase 1,000,000 shares of Applied Common Stock issued to the Company, a copy of which is attached hereto as Exhibit 4.23; (x) 7% Preferred Stock Purchase Agreement, dated August 14, 1997, among the Company, Applied and Porter Partners, L.P., a copy of which is attached hereto as Exhibit 4.24; and (y) Common Stock Purchase Warrant to purchase 37,500 shares of Applied Common Stock issued to Porter Partners, L.P., a copy of which is attached hereto as Exhibit 4.25.


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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

Exhibit
  No.                                 Description

4.1 Form of 7% Preferred Stock Securities Purchase Agreement, dated May 20, 1997, among the Company, Applied and Okemo Partners Limited. (1)

4.2 Form of 7% Preferred Stock Securities Purchase Agreement, dated May 20, 1997, among the Company, Applied and American Investment Group of New York, L.P. (1)

4.3 Form of 7% Preferred Stock Securities Purchase Agreement, dated May 20, 1997, among the Company, Applied and Milton Partners. (1)

4.4 Form of Common Stock Purchase Warrant to purchase 200,000 shares of Applied Common Stock issued to Milton Partners. (1)

4.5 Form of Common Stock Purchase Warrant to purchase 100,000 shares of Applied Common Stock issued to Okemo Partners Limited. (1)

4.6 Form of Common Stock Purchase Warrant to purchase 300,000 shares of Applied Common Stock issued to American Investment Group of New York, L.P. (1)

4.7      Certificate of Designations of Series D Preferred Stock. (1)

*4.8 Amendment No. 1, dated August 18, 1997, to 7% Preferred Stock Securities Purchase Agreement, dated May 20, 1997.

*4.9 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Elara Ltd.

*4.10 Amendment No. 1, dated August 20, 1997, to 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Elara Ltd.

*4.11 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Porter Partners, L.P.

*4.12 Amendment No. 1, dated August 20, 1997, to 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Porter Partners, L.P.

*4.13 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and EDJ Limited.

*4.14 Amendment No. 1, dated August 20, 1997, to 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and EDJ Limited.

*4.15 Common Stock Purchase Warrant to purchase 325,000 shares of Applied Common Stock issued to Elara Ltd.

*4.16 Common Stock Purchase Warrant to purchase 50,000 shares of Applied Common Stock issued to Porter Partners Ltd.

*4.17 Common Stock Purchase Warrant to purchase 12,500 shares of Applied Common Stock issued to EDJ Limited.

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*4.18    Amendment to Certificate of Incorporation of Environmental and Amended
         and Restated Certificate of Designations for Environmental Series D Preferred Stock.

*4.19 Common Stock Purchase Warrant to purchase 50,000 shares of Applied Common Stock issued to Milton Partners.

*4.20 Common Stock Purchase Warrant to purchase 25,000 shares of Applied Common Stock issued to Okemo Partners Limited.

*4.21 Common Stock Purchase Warrant to purchase 75,000 shares of Applied Common Stock issued to American Investment Group of New York, L.P.

*4.22 8% $4.0 million note due 2002 from Commodore Applied Technologies, Inc. to the Company.

*4.23 Common Stock Purchase Warrant to purchase 1,000,000 shares of Common Stock of Commodore Applied Technologies, Inc. to the Company.

*4.24 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Porter Partners, L.P.

*4.25 Common Stock Purchase Warrant to purchase 37,500 shares of Applied Common Stock issued to Porter Partners, L.P.

-------------------------

*  Filed herewith electronically.

(1) Incorporated herein by reference. Filed as an exhibit to the Company's Current Report on Form 8-K, dated May 20, 1997 and filed with the Commission on July 1, 1997.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                          COMMODORE ENVIRONMENTAL SERVICES, INC.



Date: October 3, 1997     By: /s/ Michael D. Fullwood
                              -----------------------------------------
                               Michael D. Fullwood, Senior Vice President, Chief Financial and Administrative Officer, Secretary and General Counsel












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                                  EXHIBIT INDEX

Exhibit
  No.                                  Description

4.1 Form of 7% Preferred Stock Securities Purchase Agreement, dated May 20, 1997, among the Company, Applied and Okemo Partners Limited. (1)

4.2 Form of 7% Preferred Stock Securities Purchase Agreement, dated May 20, 1997, among the Company, Applied and American Investment Group of New York, L.P. (1)

4.3 Form of 7% Preferred Stock Securities Purchase Agreement, dated May 20, 1997, among the Company, Applied and Milton Partners. (1)

4.4 Form of Common Stock Purchase Warrant to purchase 200,000 shares of Applied Common Stock issued to Milton Partners. (1)

4.5 Form of Common Stock Purchase Warrant to purchase 100,000 shares of Applied Common Stock issued to Okemo Partners Limited. (1)

4.6 Form of Common Stock Purchase Warrant to purchase 300,000 shares of Applied Common Stock issued to American Investment Group of New York, L.P. (1)

4.7      Certificate of Designations of Series D Preferred Stock. (1)

*4.8 Amendment No. 1, dated August 18, 1997, to 7% Preferred Stock Securities Purchase Agreement, dated May 20, 1997.

*4.9 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Elara Ltd.

*4.10 Amendment No. 1, dated August 20, 1997, to 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Elara Ltd.

*4.11 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Porter Partners, L.P.

*4.12 Amendment No. 1, dated August 20, 1997, to 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Porter Partners, L.P.

*4.13 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and EDJ Limited.

*4.14 Amendment No. 1, dated August 20, 1997, to 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and EDJ Limited.

*4.15 Common Stock Purchase Warrant to purchase 325,000 shares of Applied Common Stock issued to Elara Ltd.

*4.16 Common Stock Purchase Warrant to purchase 50,000 shares of Applied Common Stock issued to Porter Partners Ltd.

*4.17 Common Stock Purchase Warrant to purchase 12,500 shares of Applied Common Stock issued to EDJ Limited.

*4.18 Amendment to Certificate of Incorporation of Environmental and Amended and Restated Certificate of Designations for Environmental Series D Preferred Stock.

*4.19 Common Stock Purchase Warrant to purchase 50,000 shares of Applied Common Stock issued to Milton Partners.

*4.20 Common Stock Purchase Warrant to purchase 25,000 shares of Applied Common Stock issued to Okemo Partners Limited.


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*4.21    Common Stock Purchase Warrant to purchase 75,000 shares of Applied
         Common Stock issued to American Investment Group of New York, L.P.

*4.22 8% $4.0 million note due 2002 from Commodore Applied Technologies, Inc. to the Company.

*4.23 Common Stock Purchase Warrant to purchase 1,000,000 shares of Common Stock of Commodore Applied Technologies, Inc. to the Company.

*4.24 7% Preferred Stock Securities Purchase Agreement, dated August 14, 1997, among the Company, Applied and Porter Partners, L.P.

*4.25 Common Stock Purchase Warrant to purchase 37,500 shares of Applied Common Stock issued to Porter Partners, L.P.

-------------------------
*  Filed herewith electronically.

 (1) Incorporated herein by reference. Filed as an exhibit to the Company's Current Report on Form 8-K, dated May 20, 1997 and filed with the Commission on July 1, 1997.